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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 1999, relating to the financial statements which appears in ArQule, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
June 30, 1999